UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2018

TCG BDC, INC.
(Exact name of registrant as specified in charter)

Maryland	814-00995	80-0789789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Madison Avenue, 40th Floor, New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 813-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 – Regulation FD Disclosure
On October 9, 2018, TCG BDC, Inc. (the “Company”) issued a press release announcing that it will host a conference call at 9:30 a.m. EST on Wednesday November 7, 2018 to announce its third quarter 2018 financial results. A copy of the press release is attached hereto as Exhibit 99.1.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act 1933, except as expressly set forth by specific reference in such filing.
Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Description

99.1	Press Release, dated October 9, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCG BDC, INC.
(Registrant)

Date: October 9, 2018	By:	/s/ Thomas M. Hennigan
Name: Thomas M. Hennigan
Title: Chief Financial Officer